SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

     Date of report (Date of earliest event reported)      January 14, 1998
                                                     ---------------------------

                         Arizona Instrument Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-12575                                   86-0410138
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     (Commission File Number)             (I.R.S. Employer Identification No.)

4114 East Wood Street, Phoenix, Arizona                 85040-1941
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(Address of Principal Executive Offices)                (Zip Code)

                                 (602) 470-1414
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              (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events.


On January 14, 1998, Arizona Instrument Corporation announced changes in its Board of Directors. Quinn Johnson, Richard Long, Patricia Onderdonk and Stanley
H. Weiss resigned from the Board of Directors for personal reasons. Continuing on the Board of Directors are S. Thomas Emerson, George G. Hays, Walfred R. Raisanen and Steven G. Zylstra. Joining the Board of Directors is Harold D. Schwartz. Mr. Schwartz, 72, is President of Chez & Schwartz Incorporated, a management consulting firm. He currently serves on the Boards of Directors of Cobra Electronics Corporation and the DCA Research Foundation, Inc. Mr. Schwartz is a past Chairman of the National Kidney Foundation, served 8 years on the Advisory Council of the National Institute of Diabetes, Digestive and Kidney Disease, and is a graduate of the University of Illinois.

George G. Hays, President of AZI, welcomed Mr. Schwartz to the Company's Board of Directors. Mr. Hays indicated that the Company was pointed in the right direction and that he was enthusiastic about its future. Mr. Hays also stated that the new board would be actively involved in the direction of the Company's business and would focus on strategies for increasing shareholder value.

Arizona Instrument Corporation, an ISO 9001 registered company, designs, manufactures, and markets precision instruments used in quality control, industrial control and environmental monitoring applications.

The statements in this report regarding the involvement of the Board of Directors in the direction of the Company's business and increasing shareholder value of the Company are forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the effectiveness of the new board and outside economic forces. The forward-looking statements should be considered in light of these risks and uncertainties.
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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARIZONA INSTRUMENT CORPORATION
                                   (Registrant)


January 21, 1998                   By  /s/ George G. Hays
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                                           George G. Hays
                                           President and Chief Executive Officer